UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 30, 2005
MIDWEST BANC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29598	36-3252484
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number
501 W. NORTH AVENUE
MELROSE PARK, ILLINOIS 60160
(Address of principal executive offices)
(708) 865-1053
(Registrant’s Telephone Number,
Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Presentation

Item 7.01. Regulation FD Disclosure
     On November 30, 2005, the Company will participate in the Friedman Billings Ramsey 2005 Investor Conference in New York City, NY. Attached as Exhibit 99.1 is a copy of the presentation for this conference.
     This presentation contains “forward-looking statements” within the meaning of the federal securities laws. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of the Company to realize elements of its strategic plans for 2005 and beyond; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv) changes in the interest rate environment which reduce margins; (v) management’s assumptions regarding allowance for loan losses may not be borne out by subsequent events; and (vi) changes which may occur in the regulatory environment. When used in this presentation, the words “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions as they related to the Company (including its subsidiaries) or its management are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.
Note: the information in this report (including exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits. The following materials are filed (or furnished with respect to Exhibit 99.1) as exhibits to this Current Report on Form 8-K:
99.1	Presentation for the Friedman Billings Ramsey 2005 Investor Conference on November 30, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
Date: November 30, 2005	By:	/s/ Daniel R. Kadolph
Daniel R. Kadolph
Senior Vice President and Chief Financial Officer